UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2023

SONOCO PRODUCTS COMPANY

(Exact name of registrant as specified in charter)

South Carolina	001-11261	57-0248420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 N. Second St.

Hartsville, South Carolina 29550

(Address of principal executive offices) (Zip Code)

Telephone: (843) 383-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
No par value common stock	SON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 17, 2023, the Board of Directors of Sonoco Products Company (the “Company”) approved amendments to the By-Laws of the Company (as amended, the “Amended By-Laws”) to address, among other things, the effectiveness of Securities and Exchange Commission rules regarding universal proxy cards and certain changes to the South Carolina Business Corporation Act of 1988, as amended (the “BCA”). The amendments effected by the Amended By-Laws:

•	Align provisions under Article II, Section 13 regarding nominations of directors and solicitations of proxies with Rule 14a-19 under the Securities Exchange Act of 1934, as amended, including:

o	Requiring the nominating shareholder or beneficial owner to represent that it intends to solicit proxies or votes from holders representing at least 67% of the shares of the Company entitled to vote on the election of directors;

o	Requiring the nominating shareholder to provide the Company, no later than five business days prior to the applicable shareholder meeting, with reasonable written evidence that it has solicited proxies or votes from holders representing at least 67% of the shares of the Company entitled to vote on the election of directors;

o	Requiring that a shareholder soliciting proxies from other shareholders use a proxy card color other than white; and

o	Clarifying that a failure to provide information required by Rule 14a-19 or comply with the requirements of Rule 14a-19(a)(2) or Rule 14a-19(a)(3) will result in the Company disregarding a shareholder’s nomination or proposal of other business;

•	Limit the number of nominees that a shareholder may nominate under Article II, Section 13 to the number of directors to be elected at such meeting;
•	Clarify under Article II, Section 11 that a withdrawal of shareholders at a meeting will not invalidate a quorum, if a quorum is present when a meeting of shareholders is convened;
•	Enhance disclosure requirements under Article II, Section 13 and Article III, Section 17 in connection with shareholder nominations of directors and submission of shareholder proposals made in connection with annual and special meetings of shareholders by requiring a nominating or proposing shareholder to complete a questionnaire regarding such person’s identity and background and to provide certain other representations and agreements; and
•	Make various other updates, including updates to reflect amendments to the BCA and administrative, ministerial, refining and conforming changes.

The foregoing description of the Amended By-Laws does not purport to be complete and are qualified in its entirety by the full text of the Amended By-Laws, which are filed as Exhibit 3.2 hereto and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

3.2	By-Laws of Sonoco Products Company, as amended through October 17, 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: October 19, 2023	By:	/s/ Robert R. Dillard
Robert R. Dillard
Chief Financial Officer